UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2019

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Senior Vice President and Chief Accounting Officer

Tony Kalajian has been appointed Senior Vice President — Chief Accounting Officer of OncoCyte effective August 9, 2019.

Prior to joining OncoCyte, Mr. Kalajian, 49, was the Vice President, Chief Accounting Officer for OncoCyte’s former parent company Lineage Cell Therapeutics, Inc. (formerly known as BioTime Inc.), a publicly traded, clinical-stage biotechnology company developing novel cell therapies such as degenerative retinal diseases, neurological conditions associated with demyelination, and aiding the body in detecting and combating cancer. While at BioTime from May 2016 to August 2019, Mr. Kalajian concurrently managed and oversaw the financial reporting, compliance and accounting for three other public companies spun off from BioTime, including OncoCyte, Asterias Biotherapeutics, Inc. and AgeX Therapeutics, Inc., including accounting services performed for OncoCyte under its Shares Facilities and Services Agreement with BioTime. Prior to joining BioTime, Mr. Kalajian was the Senior Director of Finance at STAAR Surgical Company, a publicly traded multi-national medical-device developer and manufacturer. At STAAR Surgical, Mr. Kalajian served in various senior accounting and financial reporting positions, including Global Controller from 2008 to 2010 and Senior Director of Finance from 2015 to 2016. Mr. Kalajian is a certified public accountant (CPA) with the State of California and brings over 20 years of finance and public accounting experience, including domestic and international financial reporting, initial public offerings, management, business consulting and tax services in various industries including medical devices, ophthalmic, diagnostic, start-ups, ecommerce, alternative energy, manufacturing and retail. Mr. Kalajian held various positions at the public accounting firm of PricewaterhouseCoopers (PwC), where he was a Senior Manager in Audit and Advisory Services. Mr. Kalajian holds a B.S. in accounting, theory and practice from California State University, Northridge and an M.B.A. from the University of Southern California Marshall School of Business.

2

Compensation

OncoCyte expects to enter into an employment agreement with Mr. Kalajian providing the following compensation, subject to approval by the Compensation Committee of the Board of Directors.

Mr. Kalajian will receive an annual salary of $325,000 and will be eligible to receive annual bonuses, to the extent approved by the Board of Directors (the “Board”) in its discretion, based on the achievement of predetermined company and individual objectives set by the Board or its Compensation Committee from time to time, with a bonus target of 40% of his base salary.

Mr. Kalajian will receive a grant of options to purchase 275,000 shares of OncoCyte common stock under the OncoCyte 2018 Equity Incentive Plan (the “Plan”). The per share exercise price of the options will be determined as provided in the Plan. The options will vest and thereby become exercisable as follows: as follows: options to purchase 87,500 shares will vest upon completion of one year of continuous service as an employee, and the balance of the options will vest in 36 equal monthly installments thereafter, subject to his continued service as an employee on the applicable vesting date.

Except to the extent that provisions of the Plan relating to termination of continuous service as an employee apply to the termination of options, to the extent not exercised, the options will expire ten years from the effective date of grant. The options will be incentive stock options to the extent permitted by Section 422 of the Internal Revenue Code.

If we terminate Mr. Kalajian’s employment with “cause” or if his employment terminates as a result of his death, disability or if he resigns, otherwise than a resignation for “good reason,” he will be entitled to receive payment for all accrued but unpaid salary actually earned and vacation or paid time off accrued as of the date of termination of his employment.

If we terminate Mr. Kalajian’s employment without “cause,” or if he resigns for “good reason,” in addition to his accrued but unpaid salary and accrued vacation or paid time off, he will be entitled to receive (a) six months base salary (b) 35% of his then unvested stock options would vest; and (c) 35% of his then unvested stock options that would vest based on the attainment of performance goals or milestones shall vest, pro rata to the extent of pro rata achievement of performance goals or milestones, as determined by the Board or Compensation Committee, during the elapsed portion of the performance period ending on the date of termination of his employment.

If we (or a successor in interest) terminate Mr. Kalajian’s employment without “cause” or if he resigns for “good reason” within twelve months following a change in control, he will be entitled to the benefits that apply for termination without cause or resignation for good reason, except that 50% rather than 35% of his then unvested stock options will vest.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: August 15, 2019	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

4